UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) June 24, 2009
VION PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26534 (Commission File Number)	13-3671221 (IRS Employer Identification No.)

4 Science Park, New Haven, CT (Address of Principal Executive Offices)	06511 (Zip Code)
Registrant’s telephone number, including area code: (203) 498-4210
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 24, 2009, Vion Pharmaceuticals, Inc. (the “Company”) and its Chief Executive Officer, Alan Kessman, entered into an amendment to Mr. Kessman’s employment agreement with the Company to provide for a two year extension of the term of his employment to December 31, 2011. Except as described above all other terms of Mr. Kessman’s employment agreement will remain the same.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: June 26, 2009	By:	/s/ Howard B. Johnson
		Name:	Howard B. Johnson
		Title:	President and Chief Financial Officer